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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
ATP Oil & Gas Corp.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 31, 2001.


                                           /s/  KPMG LLP


Houston, Texas
May 9, 2001

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